Scaling for Sustainable Growth Q3 2026 EARNINGS CONFERENCE CALL October 27, 2026

Q3 2026Herc Holdings Inc. NYSE: HRI 2 Herc Rentals Team and Agenda Agenda Safe Harbor Q3 2026 Overview Q3 Operations Review Q3 Financial Review 2026 Outlook Q&ALarry Silber Chief Executive Officer Aaron Birnbaum President Mark Humphrey Senior Vice President & Chief Financial Officer Leslie Hunziker Senior Vice President Investor Relations, Communications & Sustainability

Q3 2026Herc Holdings Inc. NYSE: HRI 3 Safe Harbor Statements and Non-GAAP Financial Measures Forward-Looking Statements This presentation includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act, as amended, and the Private Securities Litigation Reform Act of 1995. Forward looking statements are generally identified by the words "estimates," "expects," "anticipates," "projects," "plans," "intends," "believes," "forecasts," "looks," and future or conditional verbs, such as "will," "should," "could" or "may," as well as variations of such words or similar expressions. All forward-looking statements are based upon our current expectations and various assumptions and there can be no assurance that our current expectations will be achieved. You should not place undue reliance on the forward-looking statements. They are subject to future events, risks and uncertainties - many of which are beyond our control - as well as potentially inaccurate assumptions, that could cause actual results to differ materially from those in the forward-looking statements. Factors that could cause actual results to differ materially from those projected include, but are not limited to, the following: (1) the cyclical nature of our industry and our dependence on the levels of capital investment and maintenance expenditures by our customers; (2) the competitiveness of our industry, including the potential downward pricing pressures or the inability to increase prices; (3) our dependence on relationships with key suppliers; (4) our heavy reliance on communication networks, centralized information technology systems and third party technology and services and our ability to maintain, upgrade or replace our information technology systems; (5) our ability to respond adequately to changes in technology and customer demands; (6) our ability to attract and retain key management, sales and trades talent; (7) our rental fleet is subject to residual value risk upon disposition; (8) the impact of climate change and the legal and regulatory responses to such change; (9) our ability to execute our strategy to grow through strategic transactions;(10) our significant indebtedness; and (11) our ability to realize all the anticipated benefits of the acquisition of H&E Equipment Services, Inc. Further information on the risks that may affect our business is included in filings we make with the Securities and Exchange Commission from time to time, including our most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q, and in our other SEC filings. We undertake no obligation to update or revise forward- looking statements that have been made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events. Information Regarding Non-GAAP Financial Measures In addition to results calculated according to accounting principles generally accepted in the United States (“GAAP”), the Company has provided certain information in this presentation that is not calculated according to GAAP (“non-GAAP”), such as adjusted net income, adjusted earnings per diluted share, EBITDA, adjusted EBITDA, adjusted EBITDA margin, REBITDA, REBITDA margin, REBITDA flow-through, free cash flow and adjusted free cash flow. Management uses these non-GAAP measures to evaluate operating performance and period-over-period performance of our core business without regard to potential distortions, and believes that investors will likewise find these non-GAAP measures useful in evaluating the Company’s performance. These measures are frequently used by security analysts, institutional investors and other interested parties in the evaluation of companies in our industry. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to similarly titled measures of other companies. For the definitions of these terms, further information about management’s use of these measures as well as a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures, please see the appendix that accompanies this presentation.

Q3 2026Herc Holdings Inc. NYSE: HRI 4 Third Quarter 2026 Overview Larry Silber Chief Executive Officer

Q3 2026: Delivering on Growth Strategies

Strategies to Accelerate ROIC and Increase Shareholder Returns:

Grow the Core

Expand Specialty

Elevate Technology

Execute at Highest Level

Allocate Capital

Optimize branch network for fleet / operating efficiencies at scale
- Fleet investments support accelerating mega project growth, revenue synergies
- Fleet efficiency strong: 12% rental revenue growth on 2% avg. OEC growth
- Leveraging scale including 25% larger specialty branch network post acquisition
- Opened 2 greenfield locations, bringing YTD total to 5

Enhance fleet mix
- Adding specialty fleet for mega projects, cross-selling and end-market expansion
- Specialty revenue generated double-digit revenue growth Q3 2026

Support customers' efficiency goals through data and telematics
- Advanced our industry leading digital capabilities: ProControl by Herc Rentals™

Lead through continuous improvement with E3OS
- Standardized processes
- Committed to superior customer experiences

Prioritize Capital and Invest Responsibly
- Continued disciplined investments in fleet
- Declared regular dividend

HercRentals®
Herc Holdings Inc. NYSE: HRI
Q3 2026 | 5

Q3 2026Herc Holdings Inc. NYSE: HRI 6 Culture Drives Execution Standardized Processes • Common operating model across the network • E3OS continuous improvement discipline One Team Herc • Shared values, accountability and collaboration • Strong engagement through change Technology Innovation • Role-based training and digital adoption • Data-driven branch execution Our culture enables Team Herc to execute safely, consistently and at scale Safety-First Foundation • Protect people, customers and jobsites • Reliable equipment and safe work practices

Q3 2026Herc Holdings Inc. NYSE: HRI 7 Operations Review Aaron Birnbaum President

Q3 2026Herc Holdings Inc. NYSE: HRI 8 Optimizing Fleet Mix and Lifecycle Performance 1. Original equipment cost based on ARA guidelines 2. Q3 2025 disposals exclude the divestiture of Cinelease OEC of $301 million $74 $314 $423 $266 $183 $451 $582 2025 2026 Q1 Q2 Q3 Q4 Fleet Expenditures at OEC1 $ in millions $234 $253 $375 $342 $281 $247 $196 2025 2026 Q1 Q2 Q3 Q4 Fleet Disposals at OEC1,2 $ in millions • Focus on fleet optimization: ◦ Expenditures for rotation, mega projects, specialty equipment ◦ Disposals to improve mix to align to customer demand • Q3 26 disposals generated proceeds of ~42% of OEC ◦ Average age of fleet disposals in the quarter of 85 months • Average fleet age of 46 months at September 30, 2026 20% 25% 11% 20% 24% $10.0 billion at OEC1 Material Handling Other Specialty Aerial Earthmoving Fleet Composition

Delivering Growth and Resiliency through Diversification


Contractors
42%
Q3 Revenue by Customer[1]
24%
Industrial
Other
6%
11%
17%
Commercial Facilities
Infrastructure & Government


Local
45%
Q3 Local vs. National Revenue Mix
55%
National

- Local market remains stable - Infrastructure, government and MRO help offset moderated commercial sector
- National account revenue benefiting from accelerating mega project activity and project diversification
- Specialty fleet, service capabilities and scale driving growth across larger account base
- Long-term, diversification strategy of 60% local / 40% national accounts

1. Refer to 10-K for description of industries related to each customer classification.

HercRentals® Herc Holdings Inc. NYSE: HRI Q3 2026 9

Capitalizing on Growth Trends Across Diverse Customer and Project Base

Contractors (42%)

- Electrical
- General Contractors
- Mechanical
- Remediation & Environmental
- Residential
- Restoration
- Specialty Contractors

Industrial (24%)

- Agriculture
- Chemical Processing
- Industrial Manufacturing
- Metals & Minerals
- Oil & Gas Production
- Oil & Gas Pipeline
- Oil & Gas Refineries
- Pharmaceutical
- Power
- Pulp. Paper & Wood
- Shipbuilding/Yards
- Aerospace
- Alternative
- Automotive
- Energy/ Renewables
- Food & Beverage

Infrastructure & Gov. Direct (17%)

- Airports
- Bridge
- Federal Government
- Local & State Government
- Military Base
- Prisons
- Railroad & Mass Transportation
- Streets, Road & Highway
- Sewer & Waste Disposal
- Water Supply & Distribution
- Utilities

Commercial Facilities (11%)

- Banks
- Casinos
- Hospitality (hotel & motel)
- Parking Garages
- Religious Building
- Retail Facilities
- Commercial Warehousing
- Education
- Facility Maintenance
- Healthcare
- Datacenters

Other (6%)

- Sporting Events
- TV, Film & Radio
- Live Events

Herc Rentals is Well Positioned with Current Trending Opportunities

Chip Plants | **Data Centers** | **Renewables** | **Hybrid** | **Utilities** | **Healthcare** | **Infrastructure** | **LNG Plants**

Pipeline of new construction and maintenance projects offers wide spectrum of growth opportunities

HercRentals®
Herc Holdings Inc. NYSE: HRI
Q3 2026 | 10

Q3 2026Herc Holdings Inc. NYSE: HRI 11 Continued Strength in Key End Markets 1.Source: IIR as of September 2026 2.Source: Dodge Analytics U.S. as of September 2026 3.Source: Dodge Analytics U.S. as of September 2026; mega project defined as total dollar value exceeding $250 million Industrial Spending1 $314 $352 $457 $531 $627 $688 $742 $737 $722 $695 21 22 23 24 25 26E 27E 28E 29E 30E $ in billions Non-Residential Starts2 $305 $443 $418 $458 $497 $587 $560 $600 $637 $670 21 22 23 24 25 26E 27E 28E 29E 30E $ in billions Infrastructure Starts2 $209 $256 $308 $335 $409 $456 $399 $397 $394 $397 21 22 23 24 25 26E 27E 28E 29E 30E $ in billions Mega Project Starts3 $ in billions $335 $528 $776 $195 25 26E 27E Scheduled Started — — — — Starts pipeline continues to build

Operational Progress in 1H:26 Unlocks 2H:26 Growth Momentum

2H:25

Integration

- Expanded regional management & organizational design
- Sales territory optimization
- Technology integration
- Branch network optimization
- Fleet & supply chain optimization
- Sales force assimilation for systems & go-to-market strategy
- Branch assimilation for systems & Herc operating model
- Productivity improvements
- Cultural alignment

1H:26

New Foundation

- 30% larger business by fleet, people, locations
- Fleet optimization, the base for:
  - improving utilization into seasonal peak
  - driving revenue growth
  - expanding synergies

2H:26

Acceleration

- 2026 growth-fleet onboarding
- New specialty locations gaining momentum
- Larger sales force maturing
- Efficiencies of scale increasing

HercRentals®
Herc Holdings Inc. NYSE: HRI
Q3 2026 | 12

Financial Review Mark Humphrey Senior Vice President and Chief Financial Officer

Q3 2026Herc Holdings Inc. NYSE: HRI 14 Q3 2026 Financial Results 1. For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on Slide 18 2. REBITDA measures contribution from our core rental business without impact of sales of equipment, parts and supplies 3. Based on ARA guidelines Three Months Ended September 30, Nine Months Ended September 30, $ in millions, except per share data 2026 2025 2026 vs 2025 % Change 2026 2025 2026 vs 2025 % Change Equipment Rental Revenue $1,254 $1,122 11.8% $3,307 $2,731 21.1% Total Revenues $1,364 $1,304 4.6% $3,707 $3,167 17.1% Net Income (Loss) $104 $30 246.7% $99 $(23) NM Income (Loss) Per Diluted Share $3.10 $0.90 244.4% $2.96 $(0.75) NM Adjusted Net Income1 $131 $74 77.0% $186 $170 9.4% Adjusted Earnings Per Diluted Share1 $3.91 $2.22 76.1% $5.55 $5.54 0.2% Adjusted EBITDA1 $603 $551 9.4% $1,538 $1,299 18.4% Adjusted EBITDA Margin1 44.2% 42.3% 190 bps 41.5% 41.0% 50 bps REBITDA1,2 $572 $521 9.8% $1,419 $1,206 17.7% REBITDA Margin1,2 45.2% 45.9% (70) bps 42.5% 43.7% (120) bps REBITDA YoY Flow-Through1,2 38.9% 35.8% 36.9% 33.5% Average Fleet3 (YoY) 1.7% 38.2% 17.6% 23.2% Dollar Utilization3 43.5% 39.9% 360 bps 39.8% 38.8% 100 bps

Q3 2026Herc Holdings Inc. NYSE: HRI 15 Disciplined Capital Management 1. The AR Facility is excluded from current maturities of long-term debt as the Company has the intent and ability to consummate refinancing and extend the term of the agreement. 2. Total liquidity includes cash and cash equivalents and the unused commitments under the ABL Credit Facility and AR Facility. 3. For a definition and calculation, see the Appendix beginning on Slide 18. Maturities As of September 30, 2026 $ in millions $800 $1,650 $600 $1,100 $600 $1,950 $744 $550 2026 2027 2028 2029 2030 2031 2032 2033 2034 $86 Finance Leases 2026-2044 2031 Senior Unsecured Notes AR Facility1 2029 Senior Unsecured Notes ABL Credit Facility Ample liquidity2 of $2.1B provides financial flexibility Net leverage3 of 3.90x Free cash flow3 of $133M for the nine months ended September 30, 2026 Quarterly dividend of $0.70 per share, paid on September 16, 2026 Maintained Credit Ratings Moody's CFR Ba2; S&P BB 2033 Senior Unsecured Notes 2030 Senior Unsecured Notes Term Loan Facility 2034 Senior Unsecured Notes

Q3 2026Herc Holdings Inc. NYSE: HRI 16 Updating 2026 Outlook Key 2026 Assumptions: • Revenue synergies estimated at an incremental $100–$120M • Cost synergies estimated at an incremental $90M for fully realized target of $125M by YE26 • Fuel inflation persists through remainder of 2026 • Fleet dispositions at OEC estimate updated to ~$950M to $1B • Effective tax rate ~20% • Free cash flow unchanged range of $250–$350M, adjusted for strategic fleet investment to support long-term growth Metric 2025 Actual 2026 Previous Guidance 2026 Revised Guidance Equipment Rental Revenue $3.8B $4.375B to $4.475B $4.475B to $4.550B Adjusted EBITDA $1.8B $2.05B to $2.125B $2.10B to $2.15B Net Rental Equipment Expenditures $649M $850M to $950M $1.0B to $1.1B Gross Capex $1.1B $1.25B to $1.40B $1.45B to $1.60B

Q3 2026Herc Holdings Inc. NYSE: HRI 17 Purpose, Vision, Mission and Values Purpose: We equip our customers and communities to build a brighter future

Appendix

Q3 2026Herc Holdings Inc. NYSE: HRI 19 Glossary of Terms Commonly Use in the Industry OEC: Original Equipment Cost which is an operating measure based on the guidelines of the American Rental Association (ARA), which is calculated as the cost of the asset at the time it was first purchased plus additional capitalized refurbishment costs (with the basis of refurbished assets reset at the refurbishment date). Fleet Age: The OEC weighted age of the entire fleet, based on ARA guidelines. Net Fleet Capital Expenditures: Capital expenditures of rental equipment minus the proceeds from disposal of rental equipment. Dollar Utilization ($ UT): Dollar utilization is an operating measure calculated by dividing equipment rental revenue (excluding re-rent, delivery, pick-up and other ancillary revenue) by the average OEC of the equipment fleet for the relevant time period, based on ARA guidelines.

Q3 2026Herc Holdings Inc. NYSE: HRI 20 Reconciliation of Net Income to Adj. EBITDA and Adj. EBITDA Margin, Rental Adj. EBITDA (REBITDA), REBITDA Margin and Flow-Through EBITDA, Adjusted EBITDA, and REBITDA—EBITDA represents the sum of net income (loss), provision (benefit) for income taxes, interest expense, net, depreciation of rental equipment and non-rental depreciation and amortization. Adjusted EBITDA represents EBITDA plus the sum of transaction expenses, restructuring and transformation initiative costs, spin-off costs, non-cash stock based compensation charges, loss on extinguishment of debt (which is included in interest expense, net), impairment charges, gain (loss) on disposal of a business, impact of the fair value mark-up of acquired fleet, impact of the studio entertainment business and certain other items. REBITDA represents Adjusted EBITDA excluding the gain (loss) on sales of rental equipment and new equipment, parts and supplies. EBITDA, Adjusted EBITDA and REBITDA do not purport to be alternatives to net income as an indicator of operating performance. Additionally, none of these measures purports to be an alternative to cash flows from operating activities as a measure of liquidity, as they do not consider certain cash requirements such as interest payments and tax payments. Adjusted EBITDA Margin, REBITDA Margin and REBITDA Flow-Through—Adjusted EBITDA Margin (Adjusted EBITDA / Total Revenues) is a commonly used profitability ratio. REBITDA Margin (REBITDA / Equipment rental, service and other revenues) and REBITDA Flow- Through (the year-over-year change in REBITDA/the year-over-year change in Equipment rental, service, and other revenues) are useful operating profitability ratios to management and investors.

Reconciliation of Net Income to Adj. EBITDA and Adj. EBITDA Margin, Rental Adj. EBITDA (REBITDA), REBITDA Margin and Flow-Through

$ in millions	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025
Net income (loss)	$ **104**	$ **30**	$ **99**	$ **(23)**
Income tax provision (benefit)	16	8	22	7
Interest expense, net	126	134	380	282
Depreciation of rental equipment	255	246	739	613
Non-rental depreciation and amortization	74	70	222	148
EBITDA	**575**	**488**	**1,462**	**1,027**
Non-cash stock-based compensation charges	14	16	22	28
Transaction expenses	1	38	9	185
Restructuring and transformation initiative costs [(1)]	2	1	7	1
(Gain) loss on assets held for sale	—	(1)	—	48
Impact of the fair value mark-up of acquired fleet[(2)]	10	7	37	11
Other[(3)]	1	2	1	(1)
Adjusted EBITDA	**603**	**551**	**1,538**	**1,299**
Less: Gain on sales of rental equipment	17	17	70	66
Less: Gain on sales of new equipment, parts and supplies	4	6	12	16
Less: Impact of the fair value mark-up of acquired fleet[(2)]	10	7	37	11
Rental Adjusted EBITDA (REBITDA)	$ **572**	$ **521**	$ **1,419**	$ **1,206**
Total revenues	$ 1,364	$ 1,304	$ 3,707	$ 3,167
Less: Sales of rental equipment	85	151	333	362
Less: Sales of new equipment, parts and supplies	13	18	38	46
Equipment rental, service and other revenues	$ **1,266**	$ **1,135**	$ **3,336**	$ **2,759**
Total revenues	$ 1,364	$ 1,304	$ 3,707	$ 3,167
Adjusted EBITDA	$ 603	$ 551	$ 1,538	$ 1,299
Adjusted EBITDA Margin	**44.2 %**	**42.3 %**	**41.5 %**	**41.0 %**
Equipment rental, service and other revenues	$ 1,266	$ 1,135	$ 3,336	$ 2,759
REBITDA	$ 572	$ 521	$ 1,419	$ 1,206
REBITDA Margin	**45.2 %**	**45.9 %**	**42.5 %**	**43.7 %**
YOY Change in REBITDA	$ 51		$ 213	
YOY Change in Equipment rental, service and other revenues	$ 131		$ 577	
YOY REBITDA Flow-Through	**38.9 %**		**36.9 %**	

(1) Restructuring and transformation initiative costs primarily consist of employee severance and other restructuring related costs, together with incremental non-recurring costs associated with strategic business transformation initiative designed to improve operational efficiency and profitability; (2) Reflects additional costs recorded in cost of sales of rental equipment associated with the fair value mark-up of rental equipment acquired in major acquisitions and subsequently sold.; (3) Other includes impairment charges and the pre-divestiture impact of the studio entertainment business.

HercRentals® Herc Holdings Inc. NYSE: HRI
Q3 2026 21

REBITDA Margin and Flow-Through Quarterly Trend

$ in millions	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2025	Q1 2026	Q2 2026	Q3 2026
Net income (loss)	**$ (18)**	**$ (35)**	**$ 30**	**$ 24**	**$ 1**	**$ (24)**	**$ 19**	**$ 104**
Income tax provision (benefit)	10	(11)	8	(7)	—	1	5	16
Interest expense, net	62	86	134	134	416	128	126	126
Depreciation of rental equipment	172	195	246	243	856	242	242	255
Non-rental depreciation and amortization	33	45	70	76	224	73	75	74
EBITDA	**259**	**280**	**488**	**470**	**1,497**	**420**	**467**	**575**
Non-cash stock-based compensation charges	6	6	16	6	34	6	2	14
Transaction related costs	74	73	38	14	199	5	3	1
Restructuring and transformation initiative costs (1)	—	—	1	6	7	1	4	2
Loss (gain) on assets held for sale	—	49	(1)	—	48	—	—	—
Impact of the fair value mark-up of acquired fleet(2)	—	4	7	16	27	16	11	10
Other(3)	(1)	(2)	2	7	6	—	—	1
Adjusted EBITDA	**338**	**410**	**551**	**519**	**1,818**	**448**	**487**	**603**
Less: Gain on sales of rental equipment	29	20	17	25	91	29	24	17
Less: Gain on sales of new equipment, parts and supplies	3	7	6	5	21	4	4	4
Less: Impact of the fair value mark-up of acquired fleet(2)	—	4	7	16	27	16	11	10
Rental Adjusted EBITDA (REBITDA)	**$ 306**	**$ 379**	**$ 521**	**$ 473**	**$ 1,679**	**$ 399**	**$ 448**	**$ 572**
Total revenues	$ 861	$ 1,002	$ 1,304	$ 1,209	$ 4,376	$ 1,139	$ 1,204	$ 1,364
Less: Sales of rental equipment	105	106	151	147	509	138	110	85
Less: Sales of new equipment, parts and supplies	11	17	18	17	63	13	12	13
Equipment rental, service and other revenues	**$ 745**	**$ 879**	**$ 1,135**	**$ 1,045**	**$ 3,804**	**$ 988**	**$ 1,082**	**$ 1,266**
REBITDA Margin	**41.1 %**	**43.1 %**	**45.9 %**	**45.3 %**	**44.1 %**	**40.4 %**	**41.4 %**	**45.2 %**
YOY REBITDA Flow-Through	**(36.8)%**	**40.6 %**	**35.8 %**	**33.7 %**	**33.6 %**	**38.3 %**	**34.0 %**	**38.9 %**

(1) Restructuring and transformation initiative costs primarily consist of employee severance and other restructuring related costs, together with incremental non-recurring costs associated with strategic business transformation initiative designed to improve operational efficiency and profitability.
(2) Reflects additional costs recorded in cost of sales of rental equipment associated with the fair value mark-up of rental equipment acquired in major acquisitions and subsequently sold.
(3) Other consists of impairment and the pre-divestiture impact of the studio entertainment business.

HercRentals® Herc Holdings Inc. NYSE: HRI
Q3 2026 22

REBITDA Margin and Flow-Through Annual Trend

$ in millions	2021	2022	2023	2024	2025
Net income	$ **224**	$ **330**	$ **347**	$ **211**	$ **1**
Income tax provision	67	104	100	80	—
Interest expense, net	86	122	224	260	416
Depreciation of rental equipment	420	536	643	679	856
Non-rental depreciation and amortization	68	95	112	127	224
EBITDA	**865**	**1,187**	**1,426**	**1,357**	**1,497**
Non-cash stock-based compensation charges	23	27	18	17	34
Transaction related costs	4	7	8	11	199
Restructuring	—	—	—	1	7
Loss on assets held for sale / disposal of business	—	—	—	194	48
Impact of the fair value mark-up of acquired fleet[1]	—	—	—	—	27
Other[2]	3	6	—	3	6
Adjusted EBITDA	**895**	**1,227**	**1,452**	**1,583**	**1,818**
Less: Gain on sales of rental equipment	19	36	94	87	91
Less: Gain on sales of new equipment, parts and supplies	10	15	13	13	21
Less: Impact of fair value mark-up of acquired fleet	—	—	—	—	27
Rental Adjusted EBITDA (REBITDA)	$ **866**	$ **1,176**	$ **1,345**	$ **1,483**	$ **1,679**
Total revenues	$ 2,073	$ 2,740	$ 3,282	$ 3,568	$ 4,376
Less: Sales of rental equipment	113	125	346	311	509
Less: Sales of new equipment, parts and supplies	31	36	38	37	63
Equipment rental, service and other revenues	$ **1,929**	$ **2,579**	$ **2,898**	$ **3,220**	$ **3,804**
REBITDA Margin	**44.8 %**	**45.7 %**	**46.4 %**	**46.1 %**	**44.1 %**
YOY REBITDA Flow-Through	**47.5 %**	**48.1 %**	**53.0 %**	**42.9 %**	**33.6 %**

(1) Reflects additional costs recorded in cost of sales of rental equipment associated with the fair value mark-up of rental equipment acquired in major acquisitions and subsequently sold. Reported amounts prior to 2025 have not been restated as the adjustments were immaterial.

(2) Other consists of impairment, spin-off costs and the pre-divestiture impact of the studio entertainment business.

HercRentals® Herc Holdings Inc. NYSE: HRI

Q3 2026 | 23

Reconciliation of Adjusted Net Income and Adjusted Earnings Per Diluted Share

Adjusted Net Income and Adjusted Earnings per Diluted Share—Adjusted Net Income represents the sum of net income (loss), transaction expenses, restructuring and transformation initiative costs, spin-off costs, loss on extinguishment of debt, impairment charges, gain (loss) on the disposal of a business, merger related intangible asset amortization, impact on depreciation of acquired fleet, impact of the fair value mark up of acquired fleet, income (loss) of the studio entertainment business and certain other items. Adjusted Earnings per Diluted Share represents Adjusted Net Income divided by weighted average diluted shares outstanding. Adjusted Net Income and Adjusted Earnings per Diluted Share are important measures to evaluate our results of operations between periods on a more comparable basis and to help investors analyze underlying trends in our business, evaluate the performance of our business both on an absolute basis and relative to our peers and the broader market, provide useful information to both management and investors by excluding certain items that may not be indicative of our core operating results and operational strength of our business.

	Three Months Ended September 30,		Nine Months Ended September 30,	
$ in millions	2026	2025	2026	2025
Net income (loss)	$ 104	$ 30	$99	($23)
Transaction expenses	1	38	9	185
(Gain) loss on assets held for sale	—	(1)	—	48
Merger related intangible asset amortization(1)	31	30	93	40
Impact on depreciation related to acquired fleet(2)	(10)	(21)	(32)	(30)
Impact of the fair value mark-up of acquired fleet(3)	10	7	37	11
Restructuring and transformation initiative costs (4)	2	1	7	1
Other(5)	1	3	1	1
Tax impact of adjustments above(6)	(8)	(13)	(28)	(63)
Adjusted net income	**$ 131**	**$ 74**	**$186**	**$170**
Weighted average diluted shares outstanding	**33.5**	**33.3**	**33.5**	**30.7**
Adjusted earnings per diluted share	**$ 3.91**	**$ 2.22**	**$5.55**	**$5.54**

(1) Reflects the amortization of the intangible assets acquired in major acquisitions completed since the beginning of 2024.

(2) Reflects the impact of extending the useful lives of rental equipment acquired in major acquisitions, net of the impact of additional depreciation associated with the fair value mark-up of such equipment.

(3) Reflects additional costs recorded in cost of sales of rental equipment associated with the fair value mark-up of rental equipment acquired in major acquisitions and subsequently sold.

(4) Restructuring and transformation initiative costs primarily consist of employee severance and other restructuring related costs, together with incremental non-recurring costs associated with strategic business transformation initiative designed to improve operational efficiency and profitability.

(5) Other includes impairment charges and the pre-divestiture impact of the studio entertainment business.

(6) The tax rate applied for all adjustments is 24.9% in the three and nine months ended September 30, 2026, and 25.0% in the three and nine months ended September 30, 2025 (excluding studio entertainment impact), and reflects the statutory rates in the applicable entities. The tax rate applied for the studio entertainment adjustment was 24.2% in the three and nine months ended September 30, 2025, and reflects the stand-alone annual effective tax rate.

HercRentals® Herc Holdings Inc. NYSE: HRI

Q3 2026 | 24

Q3 2026Herc Holdings Inc. NYSE: HRI 25 Calculation of Net Leverage Ratio $ in millions Q1 2025 Q2 2025(1) Q3 2025(1) Q4 2025(1) Q1 2026(1) Q2 2026(1) Q3 2026 Long-term debt, net $ 4,026 $ 8,251 $ 8,164 $ 8,021 $ 7,958 $ 7,885 $ 8,004 (Plus) Current maturities of long-term debt 17 23 26 26 27 27 27 (Plus) Unamortized debt issuance costs and debt discount 11 50 49 56 53 51 49 (Less) Cash and cash equivalents (48) (53) (61) (52) (43) (43) (66) Net debt $ 4,006 $ 8,271 $ 8,178 $ 8,051 $ 7,995 $ 7,920 $ 8,014 Trailing twelve-month adjusted EBITDA 1,583 2,200 2,132 2,038 2,017 2,005 2,057 Net leverage 2.53 x 3.76 x 3.84 x 3.95 x 3.96 x 3.95 x 3.90 x Net Leverage Ratio –The Company has defined its net leverage ratio as net debt, as calculated below, divided by adjusted EBITDA for the trailing twelve- month period. This measure should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. The Company’s definition of this measure may differ from similarly titled measures used by other companies. (1) Trailing twelve-month adjusted EBITDA includes the historical results of Herc and H&E combined and excluding Cinelease studio entertainment for the period.

Q3 2026Herc Holdings Inc. NYSE: HRI 26 Reconciliation of Free Cash Flow Nine Months Ended September 30, Year Ended December 31, $ in millions 2026 2025 2025 2024 2023 Net cash provided by operating activities $ 951 $ 770 $ 1,085 $ 1,225 $ 1,086 Rental equipment expenditures (1,056) (835) (1,097) (1,048) (1,320) Proceeds from disposal of rental equipment 319 306 448 288 325 Net rental equipment expenditures (737) (529) (649) (760) (995) Non-rental capital expenditures (107) (123) (157) (161) (156) Proceeds from disposal of property and equipment 26 15 20 10 15 Other — — — — (15) Free cash flow 133 133 299 314 (65) Acquisitions, net of cash acquired — (4,256) (4,257) (600) (430) Proceeds from disposal of business, net — 99 99 — — Decrease (increase) in net debt, excluding financing activities $ 133 $ (4,024) $ (3,859) $ (286) $ (495) Free cash flow is not a recognized term under GAAP and should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP. Further, since all companies do not use identical calculations, our definition and presentation of this measure may not be comparable to similarly titled measures reported by other companies. Free Cash Flow—Free cash flow represents net cash provided by (used in) operating activities less rental equipment expenditures and non-rental capital expenditures, plus proceeds from disposal of rental equipment, proceeds from disposal of property and equipment, and other investing activities. Free cash flow is used by management in analyzing the Company’s ability to service and repay its debt, fund potential acquisitions and to forecast future periods. However, this measure does not represent funds available for investment or other discretionary uses since it does not deduct cash used to service debt or for other non-discretionary expenditures.

Q3 2026Herc Holdings Inc. NYSE: HRI 27 Historical Fleet at OEC1 $ in millions FY 2022 FY 2023 FY 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 FY 2025 Q1 2026 Q2 2026 Q3 2026 Beginning Balance $ 4,381 $ 5,637 $ 6,328 $ 7,044 $ 6,879 $ 9,858 $ 9,600 $ 7,044 $ 9,523 $ 9,441 $ 9,619 Expenditures 1,218 1,218 1,077 74 314 423 266 1,077 183 451 582 Disposals (322) (813) (723) (234) (253) (375) (342) (1,204) (281) (247) (196) Acquisitions 395 303 395 (1) 2,893 — (3) 2,889 — (1) — Divestiture — — — — — (301) — (301) — — — Foreign Currency / Other (35) (17) (33) (4) 25 (5) 2 18 16 (25) — Ending Balance $ 5,637 $ 6,328 $ 7,044 $ 6,879 $ 9,858 $ 9,600 $ 9,523 $ 9,523 $ 9,441 $ 9,619 $ 10,005 Proceeds as a percent of OEC 44.4% 44.2% 44.9% 44.8% 43.5% 41.4% 45.1% 43.4% 48.7% 46.0% 41.5% 1. Original equipment cost based on ARA guidelines.

Q3 2026Herc Holdings Inc. NYSE: HRI 28 For additional information, please contact: Leslie Hunziker SVP Investor Relations, Communications & Sustainability leslie.hunziker@hercrentals.com 239-301-1675